Loss per share (Tables)	12 Months Ended
Jun. 30, 2025
Loss Per Share
Schedule of earnings per share

The calculation of earnings per share for the year ended June 30, 2025 and 2024 are as follows:

	2025	2024

Net loss for the year	$(31,116)	$(3,577)

Basic weighted average number of shares outstanding	32,197,331	27,040,189
Diluted weighted average number of shares outstanding	32,197,331	27,040,189

Loss per share
Basic	$(0.97)	$(0.13)
Diluted	$(0.97)	$(0.13)